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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)                 July 29, 2002

                   APARTMENT INVESTMENT AND MANAGEMENT COMPANY
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          MARYLAND                          1-13232                  84-1259577
----------------------------             ------------            -------------------
(State or other jurisdiction             (Commission             (I.R.S. Employer
    of incorporation or                  File Number)            Identification No.)
       organization)

           COLORADO CENTER, TOWER TWO, 2000 SOUTH COLORADO BOULEVARD,
                       SUITE 2-1000, DENVER, CO 80222-4348
           ----------------------------------------------------------
               (Address of principal executive offices) (Zip Code)



Registrant's telephone number, including area code             (303) 757-8101

                                 NOT APPLICABLE
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          (Former name or Former Address, if Changed Since Last Report)



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ITEM 5. OTHER EVENTS.

         On July 29, 2002, Apartment Investment and Management Company issued a press release announcing the redemption of all outstanding shares of its Class B
Cumulative Convertible Preferred Stock for cash equal to the liquidation preference of $100 per share plus accrued and unpaid dividends of $1.73545 per share. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibits

                  The following exhibits are filed with this report:

                  Exhibit Number                  Description

                  99.1              Press Release of Apartment Investment and
                                    Management Company, dated July 29, 2002.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

         Dated: July 30, 2002

                                               APARTMENT INVESTMENT
                                               AND MANAGEMENT COMPANY

                                              By: /s/ Paul J. McAuliffe
                                              ---------------------------------
                                              Paul J. McAuliffe
                                              Executive Vice President and
                                              Chief Financial Officer


                                              By: /s/ Thomas C. Novosel
                                              ---------------------------------
                                              Thomas C. Novosel
                                              Senior Vice President and Chief
                                              Accounting Officer


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                                  EXHIBIT INDEX


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
EXHIBIT
NUMBER            DESCRIPTION
-------           -----------
99.1              Press Release of Apartment Investment and Management Company,
                  dated July 29, 2002.